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                                                                EXHIBIT 10(j)


                                THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

     THIS THIRD AMENDMENT, dated as of September 9, 1996, amends and modifies a certain Credit Agreement, dated as of April 21, 1994, as amended pursuant to a First Amendment to Credit Agreement, dated as of July 17, 1995, and a Second Amendment to Credit Agreement, dated as of June 30, 1996 (as so amended, the "CREDIT AGREEMENT"), between WMS INDUSTRIES, INC., a Delaware corporation (the "BORROWER") and BANK OF AMERICA ILLINOIS (formerly known as Continental Bank N.A. and hereinafter referred to as the "LENDER"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                             PRELIMINARY STATEMENT

     The Borrower and the Lender desire to amend the Credit Agreement to increase the Commitment and to amend other provisions of the Credit Agreement as hereinafter set forth.

     NOW THEREFORE, for value received, the Borrower and the Lender agree as follows:

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

1.1 DEFINITIONS. The following definitions set forth in Article 1 of the Credit Agreement are hereby amended as of the date hereof:

     (a) COMMITMENT. The definition of the term "Commitment" is hereby amended to read in its entirety as follows:

      "'Commitment' means the Lender's commitment to make Revolving Credit available to the Borrower in accordance with the terms of this Agreement in an aggregate amount not to exceed $50,000,000."

     (b) TERMINATION DATE. The definition of the terms "Termination Date" is hereby amended to read in its entirety as follows:

      "'Termination Date' means the earlier of the date on which the Lender makes demand on the Borrower for repayment of all amounts due hereunder, or August 31, 1997."

1.2 SECTION 2.1. Section 2.1 of the Credit Agreement (Revolving Credit Commitment) is hereby amended as of the date hereof to read in its entirety as follows:

           "SECTION 2.1. Revolving Credit Commitment. Subject to the terms and conditions hereof and the other Loan Documents, the Lender agrees to extend credit to the Borrower under a revolving credit facility (the "Revolving Credit") which may be availed of by the Borrower in its discretion on a revolving basis from time to time to and including the Termination Date. The Revolving Credit, subject to all the terms and conditions hereof, may be utilized by the Borrower in the form of loans (the "Revolving Loans") and commercial and standby letters of credit (the "Letters of Credit") all as more fully hereinafter set forth, provided that, notwithstanding anything herein to the contrary, the aggregate amount of Revolving Loans and Letter of Credit Utilization outstanding at any one time shall not exceed the Commitment and provided further that, during any calendar year, the aggregate outstanding amount of Revolving Loans and Letter of Credit Utilization must be reduced to zero for 60 consecutive calendar days."




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1.3 SECTION 2.5.  Section 2.5 of the Credit Agreement (Revolving Note) is
hereby amended as of the date hereof to read in its entirety as follows:

           "SECTION 2.5. Revolving Note. All Revolving Loans made by the Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower in substantially the form of Exhibit A to the Third Amendment hereto duly completed, in the principal amount of Fifty Million Dollars ($50,000,000), dated the date of such Third Amendment and payable to the Lender (the "Revolving Note"). The Lender is hereby authorized by the Borrower to record in its records the amount of each Revolving Loan and each payment of principal received by the Lender on account of the Revolving Loans, which records shall, in the absence of demonstrable error, be conclusive as to the outstanding balance of the Revolving Loans made by the Lender."

1.4 SECTION 5.11. Section 5.11 of the Credit Agreement (Short Term Asset Management Account) is hereby deleted as of the date hereof in its entirety.

1.5 SECTION 7.1. Section 7.1, subparagraph (3) of the Credit Agreement (Events of Default) is hereby amended as of the date hereof to read in its entirety as follows:

           "(3) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 2.3, 2.4, 2.5, 2.9, 5.6 through 5.9, 6.3 through 6.5 of this Agreement applicable thereto;"

1.6 SECTION 9.1. Section 9.1 of the Credit Agreement (Purchasing Letter of Credit Facility) is hereby amended as of the date hereof to read in its entirety as follows:

           "SECTION 9.1. Purchasing Letter of Credit Facility. Subject to the terms and conditions hereof and the other Loan Documents, the Lender may, in its sole and absolute discretion, extend credit to the Borrower under a purchasing letter of credit facility (the "Purchasing LC Facility") during the period from the date of the Third Amendment hereto to and including the Termination Date. The Purchasing LC Facility, subject to all of the terms and conditions hereof, may be utilized by the Borrower in the sole discretion of the Lender, to request documentary commercial letters of credit relating to the purchase of product (the "Purchasing Letters of Credit") all as more fully hereinafter set forth, provided that notwithstanding anything herein to the contrary, the aggregate amount of all issued Purchasing Letters of Credit outstanding at any one time shall not exceed $30,000,000 and provided further that, commencing March 31, 1997 and for 60 consecutive days thereafter, the aggregate amount of all issued Purchasing Letters of Credit outstanding at any one time shall not exceed $10,000,000."

      1.7 SECTION 9.2. Section 9.2 of the Credit Agreement (Purchasing Letters of Credit) is hereby amended as of the date hereof to delete the reference to "December 31, 1995" and to insert in lieu thereof the term "the Termination Date."

      1.8 NOTE. A Replacement Note, substantially in the form set forth as Exhibit A to this Amendment (the "NOTE"), shall be executed and delivered by the Borrower and shall be and constitute the "Revolving Note" for purposes of all references thereto in the Credit Agreement.


      1.9 CONSTRUCTION. All references in the Credit Agreement to "this Agreement," "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.





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                  ARTICLE II - REPRESENTATIONS AND WARRANTIES

           To induce the Lender to enter into this Amendment and to make and maintain the Revolving Loans and Letters of Credit under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Lender that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

           This Amendment shall become effective on the date first set forth above; provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

      3.1 WARRANTIES. Before and after giving effect to this Amendment, the representations and warranties in Article 4 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

      3.2 DEFAULTS. Before and after giving effect to this Amendment, no Event of Default and no event which with the giving of notice or passing of time shall become an Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

      3.3 DOCUMENTS. The following shall have been delivered to the Lender, each duly executed and dated, or certified, as of the date hereof, as the case may be:

      (a) NOTE.  The duly executed Note.

      (b) RESOLUTIONS. Certified copies of resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment, the Note and other documents provided for in this Amendment.

      (c) CONSENTS. Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and the Note.

      (d) INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of the officer or officers of the Borrower authorized to sign this Amendment and the Note and other documents provided for in this Amendment, together with a sample of the true signature of each such officer.

      (e) CERTIFICATE OF INCORPORATION AND BY-LAWS. A certified copy of any amendment or restatement of the Certificate or Articles of Incorporation or the By-laws of the Borrower made or entered following date of the most recent certified copies furnished to the Lender.

                              ARTICLE IV - GENERAL

4.1 EXPENSES. The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses, including reasonable fees of attorneys (including the allocated cost of in-house counsel to the




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Lender) and legal expenses, incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment or the issuance of the Note hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

4.2 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

4.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

4.4 LAW. This Amendment shall be a contract made under the laws of the State of Illinois, which laws shall govern all the rights and duties hereunder.

4.5 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                          WMS INDUSTRIES, INC.

                                          By:   /s/ Harold H. Bach, Jr.
                                              ----------------------------
                                          Title:    VP Finance
                                                 -----------------------

                                          Address:
                                          3401 North California Avenue
                                          Chicago, Illinois  60618
                                          Attention:  Harold H. Bach, Jr.
                                                      Vice President & CFO
                                          Telephone:  (312) 728-2300
                                          Fax No.:  (312) 539-2099


                                          BANK OF AMERICA ILLINOIS

                                          By:  /s/  L. Richard DiDonato
                                               ------------------------
                                          Title:    Vice President
                                                 ---------------------

                                          Address:
                                          231 South LaSalle Street
                                          Chicago, Illinois  60697
                                          Attention:  Rick DiDonato
                                          Telephone:  (312) 828-1995
                                          Fax No.:  (312) 828-1974








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                                  EXHIBIT A

                            FORM OF REVOLVING NOTE

$50,000,000
                                                              September 9, 1996
                                                              Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, WMS INDUSTRIES, INC. (the "BORROWER"), promises to pay to the order of BANK OF AMERICA ILLINOIS (the "LENDER") at its principal office in Chicago, Illinois, the principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans, as such term is defined in the Credit Agreement (defined below) outstanding, as duly shown in the records of the Lender, on the Termination Date. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

        The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds.

        This Note is the Revolving Note described in, and is subject to the terms and provisions of, the Credit Agreement, dated as of April 21, 1994, as amended pursuant to the First Amendment to Credit Agreement, dated as of July 17, 1995 and a Second Amendment to Credit Agreement, dated as of June 30, 1996, and a Third Amendment to Credit Agreement, dated as of September 9, 1996 (as the same may at any time be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Lender. This
Note is issued in replacement of that certain Revolving Note, dated April 21, 1994, of the Borrower payable to the order of the Lender in the principal amount of $25,000,000.

        Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the Borrower and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the Lender or other holder hereof to the Borrower may be appropriated and applied hereon.

        In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.
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        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                                WMS INDUSTRIES, INC.



                                                By:
                                                    --------------------------

                                                Title:
                                                       ----------------------

                                                Address:
                                                3401 North California Avenue
                                                Chicago, Illinois  60618
                                                Attention:  Harold H. Bach, Jr.
                                                           Vice President & CFO
                                                Telephone (312) 728-2300
                                                Fax No:  (312) 539-2099